Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes
Income Taxes

Note 13: Income Taxes

As a result of the Business Combinations, substantially all of the Company’s assets and operations are held and conducted by P3 LLC and its subsidiaries, and the Company’s only assets are equity interests in P3 LLC. P3 LLC is treated as a partnership for U.S. federal and most applicable state and local income tax jurisdictions. As a partnership, P3 LLC is generally not subject to U.S. federal, state, and local income taxes. Any taxable income or loss generated by P3 LLC is passed through to and included within the taxable income or loss of its members in accordance with the terms of the P3 LLC operating agreement. Prior to the Business Combinations, the income and losses of P3 LLC were passed through to its members and nontaxable to P3 LLC.

The Company is taxed as a corporation and pays corporate federal, state, and local taxes on income allocated to it from P3 LLC based on the Company’s economic interest held in P3 LLC. While the Company consolidates P3 LLC for financial purposes as a VIE, the Company will not be taxed on the earnings attributed to the non-controlling interests. As a result, the income tax burden on the earnings taxed on the non-controlling interests is not reported by the Company in its consolidated financial statements.

The components of loss before income taxes were as follows:

	Successor		Predecessor
	Year Ended	December 3, 2021	January 1, 2021
	December 31,	through December 31,	through December 2,
	2022	2021	2021
Domestic	$(1,559,695)	$(57,938)	$(146,400)
Foreign	—	—	—
Total	$(1,559,695)	$(57,938)	$(146,400)

The components of income tax expense were as follows:

	Successor		Predecessor
	Year Ended	December 3, 2021	January 1, 2021
	December 31,	through December 31,	through December 2,
	2022	2021	2021
Current income taxes:
Federal	$111	$—	$—
State	1,751	—	—
Total current income taxes	$1,862	$—	$—
Deferred income taxes:
Federal	—	—	—
State	—	—	—
Total deferred income taxes	—	—	—
Total income tax expense	$1,862	$—	$—

A reconciliation of the statutory federal income tax to the Company’s provision for income taxes is as follows:

	Successor		Predecessor
	Year Ended	December 3, 2021	January 1, 2021
	December 31,	through December 31,	through December 2,
	2022	2021	2021
Tax at federal statutory rate	$(327,536)	$(12,166)	$(30,744)
Non-controlling interest and nontaxable income	260,020	8,359	30,744
Change in valuation allowance	33,961	2,832	—
Investment in P3 LLC	35,147	1,550	—
Other reconciling items	270	(575)	—
Total	$1,862	$—	$—

Effective tax rate	(0.1)%	—%	—%

The Company’s tax rate is affected primarily by the recognition of a valuation allowance and the portion of income and expense allocated to the non-controlling interest. It is also affected by discrete items that may occur in any given year such as benefits from changes in the fair value of private placement and public warrants.

Deferred Income Taxes

Deferred income taxes result from differences in the recognition of amounts for tax and financial reporting purposes, as well as operating loss and tax credit carryforwards. Significant components of the Company’s deferred income tax assets and liabilities are as follows:

	December 31,
	2022	2021
Deferred tax assets:
Investment in P3 LLC	$20,684	$—
Net operating loss carryforwards	17,601	6,922
Accrued liabilities	2,764	3,307
Goodwill and identifiable intangible assets	589	—
Section 163j interest limitation	1,995	1,232
Other deferred tax assets	94	3
Total deferred tax assets	43,727	11,464
Less: valuation allowance	(43,558)	(9,621)
Net deferred tax assets	169	1,843
Deferred tax liabilities:
Other deferred tax liabilities	(150)	(87)
Operating lease, right-of-use assets	(19)	—
Goodwill and identifiable intangible assets	—	(1,756)
Total deferred tax liabilities	(169)	(1,843)
Net deferred tax asset	$—	$—

The Company recognizes deferred tax assets to the extent it believes that these assets are more likely than not to be realized. The realization of tax benefits of net deferred tax assets is dependent upon future levels of taxable income, of an appropriate character, in the periods the items are expected to be deductible or taxable. Based on the available evidence as of December 31, 2022, the Company believes that it is more likely than not that the tax benefits of the U.S. losses incurred will not be realized. Accordingly, the Company has recorded a valuation allowance against the tax benefits of the U.S. losses incurred. The Company intends to maintain the valuation allowance on the U.S. net deferred tax assets until sufficient positive evidence exists to support a reversal of, or decrease in, the valuation allowance.

The Company has recognized no deferred taxes in connection with the Medcore Acquisition. Because Medcore HP does not file a consolidated corporate income tax return with the Company, the deferred tax assets of Medcore HP are separately assessed for realizability. Based on the weight of all available evidence, including cumulative losses in recent years, the Company believes that it is more likely than not that the tax benefits of the deferred tax assets will not be realized. Accordingly, the Company has recorded a valuation allowance against the tax benefits of the acquired deferred tax assets.

The Company has recognized no deferred taxes in connection with the Network VIEs. Because the Network VIEs do not file a consolidated corporate income tax return with the Company, the deferred tax assets are separately assessed for realizability. Based on the weight of all available evidence as of December 31, 2022, including cumulative losses in recent years, the Company believes that it is more likely than not that the tax benefits of the deferred tax assets will not be realized. Accordingly, the Company has recorded a valuation allowance against the tax benefits of the related deferred tax assets.

The Company has not recognized a deferred tax liability in connection with its investment in P3 LLC due to the deferred tax liability recognition exception in circumstances where book goodwill exceeds tax-deductible of goodwill.

As of December 31, 2022, the Company had net operating loss carryforwards of approximately $31.4 million for federal income tax purposes. Federal net operating losses have an unlimited carryforward period but utilization for a given tax year is limited to 80% of taxable income.

The federal and state net operating loss carryforwards may be subject to limitations under Section 382 and Section 383 of the Internal Revenue Code of 1986 (the “Code”) and similar provisions under state law. The Tax Reform Act of 1986 contains provisions that limit the federal net operating loss carryforwards that may be used in any given year in the event of special occurrences, including significant ownership changes. The Company has yet to complete a Section 382 review to determine if its tax attributes will be limited in the future; however, the Company’s federal operating loss carryforwards have an unlimited carryforward life and therefore do not expire.

The Company will file income tax returns in the U.S. federal jurisdiction and various state jurisdictions. Generally, federal and state tax authorities provide that the statutes of limitations remain open for three or four years from the tax year in which net operating losses or tax credits are utilized.

On March 11, 2021, the American Rescue Plan Act of 2021 (“American Rescue Plan Act”) was passed into law and amended portions of relevant tax laws. The American Rescue Plan Act did not have a significant impact on the provision for income taxes for the year ended December 31, 2021.

Tax Receivable Agreement

In connection with the Business Combinations, the Company entered into a TRA that provides for the payment by the Company of 85% of the amount of any tax benefits that are realized, or in some cases are deemed to realize, as a result of (i) increases in the Company’s share of the tax basis in the net assets of P3 LLC resulting from any redemptions or exchanges of P3 LLC, (ii) tax basis increases attributable to payments made under the TRA, and (iii) deductions attributable to imputed interest pursuant to the TRA (the “TRA Payments”). The Company expects to benefit from the remaining 15% of any tax benefits that are realized.

Pursuant to the Company’s election under Section 754 of the Code, the Company expects to obtain an increase in its share of the tax basis in the net assets of P3 LLC when Common Units are redeemed or exchanged. The Company intends to treat any redemptions and exchanges of Common Units as direct purchases of the units for U.S. federal income tax purposes. These increases in tax basis may reduce the amounts that the Company would otherwise pay in the future to various tax authorities. They may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent the tax basis is allocated to those capital assets.

The estimation of liability under the TRA is, by its nature, imprecise and subject to significant assumptions regarding a number of factors, including the timing and amount of taxable income generated by the Company each year, as well as the tax rate then applicable, among other factors. Actual tax benefits realized by the Company may differ from tax benefits calculated under the TRA as a result of the use of certain assumptions in the TRA, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits.

The payment obligation under the TRA is an obligation of the Company and not of P3 LLC. The payments that the Company will be required to make will generally reduce the amount of the overall cash flow that might have otherwise been available, but the Company expects the cash tax savings realized from the utilization of the related tax benefits will exceed the amount of any required payments.

As of December 31, 2022 and 2021, the TRA liability is estimated to be $4.6 million; however, due to the full valuation allowance recorded by the Company, which results in no tax benefits that are to be realized related to the amortization of the step-up, the Company determined that payments to TRA holders are not probable and no TRA liability has been recorded as of December 31, 2022 and 2021. As non-controlling interest holders exercise their right to exchange their Common Units, a TRA liability may be recorded based on 85% of the estimated future tax benefits that the Company may realize as a result of increases in its tax basis of P3 LLC. The amount of the increase in the tax basis, the related estimated tax benefits, and the related TRA liability to be recorded will depend on the price of a share of the Company’s Class A common stock at the time of the relevant redemption or exchange.